SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 27, 2004



                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      333-106323                 30-0183252
--------------------------        -------------------       --------------------
     (State or Other                 (Commission              (I.R.S. Employer
      Jurisdiction                   File Number)           Identification No.)
    of Incorporation)

383 Madison Avenue
New York, New York                                                 10179
--------------------------                                  --------------------
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 5.  Other Events.

         On or about February 27, 2004, the Registrant will cause the issuance and sale of approximately $754,968,250 initial principal amount of Structured Asset Mortgage Investments II Trust 2004-AR1, Mortgage Pass-Through Certificates, Series 2004-AR1 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2004, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

         In connection with the sale and the Series 2004-AR1 Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class X, Class M, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-106323, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements.

        Not applicable.

        (b)    Pro Forma Financial Information.

        Not applicable.

        (c)    Exhibits

    EXHIBIT NO.      ITEM 601(A) OF                       DESCRIPTION
   ------------     REGULATION S-K                        ------------
                       EXHIBIT NO.
                       -----------
         1                 99               Computational Materials--
                                            Computational Materials (as defined
                                            in Item 5) that have been provided
                                            by the Underwriter to certain
                                            prospective purchasers of
                                            Structured Asset Mortgage
                                            Investments II Trust 2004-AR1,
                                            Mortgage Pass-Through Certificates,
                                            Series 2004-AR1 (filed in paper
                                            pursuant to the automatic SEC
                                            exemption pursuant to Release
                                            33-7427, August 7, 1997)



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:     /s/ Baron Silverstein
       ---------------------------
       Name:  Baron Silverstein
       Title:    Vice President

Dated:  February 27, 2004

                                  EXHIBIT INDEX


                        Item 601(a) of        Sequentially
                        Regulation S-K        Numbered
Exhibit Number          Exhibit No.           Description              Page
--------------          -----------           -----------              ----

1                       99                    Computational Materials  Filed
                                                                       Manually